Exhibit 10.4

NEITHER THE ISSUANCE AND SALE OF THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR ASSIGNED ONLY (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, (II) IN A TRANSACTION NOT INVOLVING A PUBLIC OFFERING OR (III) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AND, IN CASE OF (II) OR (III), IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT, UNLESS SUCH TRANSFER IS TO AN AFFILIATE, IN WHICH CASE NO CONSENT OR OPINION SHALL BE REQUIRED.

BROAD STREET REALTY, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 1

Number of shares of Common Stock: 2,560,000

Date of Issuance: November 22, 2022 (“Issuance Date”)

Broad Street Realty, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CF Flyer PE Investor LLC, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price then in effect or pursuant to a Cashless Exercise at any time and from time to time beginning on the Issuance Date and ending at 11:59 p.m., New York City time, on the Expiration Date, 2,560,000 fully paid nonassessable shares of Common Stock, subject to adjustment as provided herein (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant to Purchase Common Stock (including any Warrant to Purchase Common Stock issued in exchange, transfer or replacement hereof, this “Warrant”), shall have the meanings set forth in Section 16.

1.
EXERCISE OF WARRANT.
(a)
Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder at any time and from time to time beginning on or after the Issuance Date and ending at 11:59 p.m., New York City time, on the Expiration Date, in whole or in part, by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. On or prior to the Trading Day immediately preceding the applicable Share Delivery Date, the Holder shall pay to the Company an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash by wire transfer of immediately available funds unless the Holder elects to exercise this Warrant pursuant to a Cashless Exercise (as defined in Section 1(c)). For the avoidance of doubt, the portion of this Warrant corresponding to the number of Warrant Shares referenced in an Exercise Notice shall be deemed exercised upon delivery by the Holder of such Exercise Notice to the Company. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first Trading Day following the date on which the Holder delivers the Aggregate Exercise Price (or notice of Cashless Exercise, as applicable), the Company shall email a confirmation of receipt of the Exercise Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the second Trading Day following the date on which the Holder delivers the Exercise Notice to the Company (the “Share Delivery Date”), so long as the Holder delivers the Aggregate Exercise Price (or notice of a Cashless Exercise, as applicable) on or prior to the Trading Day immediately preceding the Share Delivery Date (provided that if the Aggregate Exercise Price has not been delivered by such date, the Share Delivery Date shall be one Trading Day after the Aggregate Exercise Price (or notice of a Cashless Exercise, as applicable) is delivered), the Company shall instruct the Transfer Agent to issue, in book-entry form on the books and records of the Transfer Agent, the number of Warrant Shares to which the Holder is entitled pursuant to such exercise. The Company shall be responsible for all fees and expenses of the Transfer Agent, if any. Upon delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s account on the books and records of the Transfer Agent. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Trading Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 5) representing the right to purchase the number of Warrant Shares issuable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but rather the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination. Notwithstanding anything to the contrary herein, except in the case where an exercise of this Warrant is validly made pursuant to a Cashless Exercise, the Company’s failure to deliver Warrant Shares to the Holder shall not be deemed to be a breach of this Warrant if the Company has not received the Aggregate Exercise Price pursuant to the requirements of this Section 1(a).
(b)
Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.01 per share, subject to adjustment as provided herein.
(c)
Cashless Exercise. The Holder may, in its sole discretion, exercise this Warrant, in whole or in part, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, by electing to receive upon such exercise the “Net Number” of shares of Common Stock issuable upon exercise of this Warrant (a “Cashless Exercise”). The formula for determining the “Net Number” of shares of Common Stock issuable in a Cashless Exercise is as follows:

Net Number =	(A x B) - (A x C)
D

For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised;

B = the arithmetic average of the Closing Sale Price of the Common Stock for the five consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice;

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise; and

D = the Closing Sale Price of the Common Stock on the date of the Exercise Notice.

For purposes of Rule 144(d) promulgated under the Securities Act, as in effect on the date hereof, the Company hereby acknowledges and agrees that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the Issuance Date.

(d)
Automatic Exercise in Connection with a Qualified Public Offering. Any portion of this Warrant that has not been exercised prior to the Expiration Date shall automatically be deemed exercised in full as a Cashless Exercise pursuant to Section 1(c) upon the consummation of a Qualified Public Offering. No Exercise Notice shall be required in connection with an exercise of this Warrant pursuant to this Section 1(d).
(e)
Reservation of Shares. While this Warrant is outstanding, the Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, free from all taxes, liens, charges and security interests created by or imposed upon the Company with respect to the issuance and holding thereof, upon the exercise of this Warrant.
2.
ADJUSTMENT OF NUMBER OF WARRANT SHARES. The applicable Exercise Price of this Warrant and the number of Warrant Shares issuable upon the exercise of this Warrant is subject to adjustment from time to time upon the occurrence of the following:
(a)
The issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision or combination of Common Stock, in which event the Exercise Price shall be adjusted based on the following formula:

EP1 = EP0 x	OS0
OS1

For purposes of the foregoing formula:

EP0 = the Exercise Price in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be;

EP1 = the Exercise Price in effect immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be;

OS0 = the number of shares of Common Stock outstanding immediately prior to the Close of Business on the Record Date for such dividend, distribution, subdivision or combination, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be; and

OS1 = the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such dividend, distribution, subdivision or combination.

Such adjustment shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be. If any dividend or distribution or subdivision or combination of the type described in this Section 2(a) is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if the distribution or subdivision or combination had not been declared or announced, as the case may be.

(b)
In addition to any adjustments, if at any time the Company grants, issues or sells any convertible securities or other rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
(c)
[Reserved.]
(d)
[Reserved.]
(e)
[Reserved.]
(f)
[Reserved.]
(g)
Recapitalizations, Reclassifications and Other Changes. If any Reorganization Event occurs, in each case, as a result of which the Common Stock would be converted into, or exchanged for stock, other securities, other property or assets (including cash or any combination thereof) (the “Reference Property”), then following the effective time of the transaction, the right to receive shares of Common Stock upon exercise of this Warrant shall be changed to a right to receive, upon exercise of this Warrant, the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of one share of Common Stock would have owned or been entitled to receive in connection with such Reorganization Event (such kind and amount of Reference Property per share of Common Stock, a “Unit of Reference Property”). In the event holders of Common Stock have the opportunity to elect the form of consideration to be received in a Reorganization Event, the Holder may elect the type of consideration into which this Warrant shall be exercisable from and after the effective time of such Reorganization Event from the types of consideration received by the holders of Common Stock in such Reorganization Event.

(i)
On or prior to the effective time of any Reorganization Event, the Company or the successor or purchasing Person, as the case may be, shall execute an amendment to this Warrant providing that this Warrant shall be exercisable for Units of Reference Property in accordance with the terms of this Section 2(g). If the Reference Property in connection with any Reorganization Event includes shares of stock or other securities and assets of a Person other than the successor or purchasing Person, as the case may be, in such Reorganization Event, then the Company shall cause such amendment to this Warrant to be executed by such other Person and such amendment shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing. Any such amendment to this Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2. In the event the Company shall execute an amendment to this Warrant pursuant to this Section 2(g), the Company shall promptly file with the Transfer Agent a certificate executed by a duly authorized officer of the Company briefly stating the reasons therefor, the kind or amount of cash, securities or property or asset that will comprise a Unit of Reference Property after the relevant Reorganization Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with. The Company shall cause notice of the execution of amendment to be emailed to Holder within 20 Business Days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such amendment.
(h)
Consolidation, Merger and Sale of Assets. In case the Company consolidates with, merges into or sells, leases or otherwise transfers in one transaction or a series of related transactions the consolidated assets of the Company and its subsidiaries substantially as an entirety to any corporation, limited liability company, partnership or trust organized under the laws of the United States and upon any such assumption by the successor corporation, limited liability company, partnership or trust, such successor entity shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. The provisions set forth in this Section 2(h) are subject, in all cases, to the provisions set forth in Section 12(g)(iii).
(i)
[Reserved.]
(j)
Adjustments to Number of Warrant Shares. Concurrently with any adjustment to the Exercise Price under this Section 2 (including any deemed adjustment pursuant to Section 2(l)), the number of Warrant Shares for which this Warrant is exercisable will be adjusted such that the number of Warrant Shares for this Warrant in effect immediately following the effectiveness of such adjustment will be equal to the number of Warrant Shares for this Warrant in effect immediately prior to such adjustment, multiplied by a fraction, (i) the numerator of which is the Exercise Price in effect immediately prior to such adjustment and (ii) the denominator of which is the Exercise Price in effect immediately following such adjustment. Subject to Section 2(k), concurrently with any adjustment to the Exercise Price under this Section 2, the number of Warrant Shares for which this Warrant is exercisable shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).
(k)
Restrictions on Adjustments. In no event will the Company adjust the Exercise Price to the extent that the adjustment would reduce the Exercise Price below the par value per share of Common Stock. In such case, the number of Warrant Shares shall be adjusted as if the Exercise Price had been adjusted as otherwise set forth in this Section 2 and each Warrant Share shall be exercisable for the par value per Warrant Share. No adjustment shall be made to the Exercise Price or the Warrant Shares if the Company makes provisions for the Holders to participate in any transaction without exercising their Warrants on the same basis as holders of Common Stock. If the Company takes a record of the holders of

Common Stock for the purpose of entitling them to receive a dividend or other distribution, and thereafter (and before the dividend or distribution has been paid or delivered to stockholders) legally abandons its plan to pay or deliver such dividend or distribution, then thereafter no adjustment to the Exercise Price or the number of Warrant Shares then in effect shall be required by reason of the taking of such record.
(l)
Certain Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.
(m)
In the event of a cash exercise, the Company hereby instructs the Transfer Agent to record cost basis for newly issued shares of Common Stock in a manner to be subsequently communicated by the Company in writing to the Transfer Agent. In the event of a Cashless Exercise, the Company shall provide cost basis for shares issued pursuant to a Cashless Exercise at the time the Company provides the cashless exercise ratio to the Transfer Agent pursuant to Section 1(c) hereof.
3.
[Reserved.]
4.
WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares that such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
5.
REISSUANCE OF WARRANTS.
(a)
Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 5(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 5(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.
(b)
Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 5(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.
(c)
Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 5(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional Warrant Shares shall be given.
(d)
Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 1(a) or Section 12(a), the Warrant Shares designated by the Holder that, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant that is the same as the Issuance Date and (iv) shall have the same rights and conditions as this Warrant.
6.
NOTICES. All notices, demands and other communications under this Warrant shall be in writing (including email or similar writing) and shall be given (a) if to the Holder, at the registered address or email address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, at 7250 Woodmont Avenue, Suite 350, Bethesda, Maryland 20814, Attention: Michael Jacoby; Alexander Topchy, Email: MJacoby@broadstreetrealty.com; atopchy@broadstreetrealty.com (or such other address or email address specified from time to time by the Company by notice to the Holder). The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder promptly upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment; provided, in each case, that such information shall be made known to the public in conjunction with such notice being provided to the Holder. It is expressly understood and agreed that the time of exercise specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.
7.
AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.
8.
GOVERNING LAW; JURISDICTION; JURY TRIAL. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company or the Holder, as applicable, at the address set forth in Section 6 and agree that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. Nothing contained herein shall be deemed or operate to preclude the Company from bringing suit or taking other legal action against the Holder in any other jurisdiction to collect on the Holder’s obligations to the Company, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY MAY HAVE, AND AGREE NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.
9.
CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.
10.
REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of either party to pursue actual damages for any failure by the other party to comply with the terms of this Warrant. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other party and that the remedy at law for any such breach may be inadequate. Each party therefore agrees that, in the event of any such breach or threatened breach, the other party shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
11.
[Reserved.]
12.
RESTRICTION ON TRANSFER.
(a)
The Holder agrees not to transfer this Warrant, or any interest herein, except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, in each case, in compliance with applicable state securities or blue sky laws and, in the case of (ii), if requested by the Company, as confirmed to the Company by an opinion of counsel (at the Holder’s expense) reasonably satisfactory to the Company that such transfer does not require registration under the Securities Act, except that in the case of any transfer by the Holder to any of its Affiliates, neither (y) the consent of the Company, nor (z) an opinion of counsel, will be required. Subject to the Holder’s compliance with the foregoing, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon delivery to the Company of a properly completed and duly executed instruction of assignment setting forth the number of Warrant Shares being assigned and the name(s) of the assignee(s), together with funds sufficient to pay any transfer taxes in connection with the making of such transfer. Upon such compliance and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants (in accordance with Section 5) in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.
(b)
Any Warrant issued upon the transfer of this Warrant shall bear a legend in substantially the following form:

“NEITHER THE ISSUANCE AND SALE OF THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR ASSIGNED ONLY (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, (II) IN A TRANSACTION NOT INVOLVING A PUBLIC OFFERING OR (III) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AND, IN CASE OF (II) OR (III), IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT, UNLESS SUCH TRANSFER IS TO AN AFFILIATE, IN WHICH CASE NO CONSENT OR OPINION SHALL BE REQUIRED.”

(c)
The Warrant Shares issued upon exercise of this Warrant shall each bear a legend in substantially the following form:

“THE ISSUANCE AND SALE OF THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND, IN THE CASE OF (II), IF REQUESTED BY THE COMPANY, AS CONFIRMED TO THE COMPANY BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.”

13.
SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
14.
COUNTERPARTS. This Warrant may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.
15.
ELECTRONIC DELIVERY. This Warrant and any amendments hereto, to the extent executed and delivered electronically will be treated in all manner and respects as an original instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and any similar state law based on the Uniform Electronic Transactions Act. No party hereto will raise the use of electronic signatures and delivery as a defense.
16.
CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:
(a)
“Affiliate” means, with respect to any Person, (i) any other Person who Controls, is Controlled by or is under common Control with such Person, (ii) any director or officer of such Person or any Person specified in clause (i) above, or (iii) any other Person in which such Person has a fifty percent (50%) or more beneficial interest or as to which such Person serves as a managing member, manager, general partner, trustee or in a similar fiduciary or management capacity.
(b)
“Board of Directors” means the board of directors of the Company.
(c)
“Business Day” means a day that is not a Saturday or Sunday or a day on which banks in New York City are authorized or requested by law to close.
(d)
“Close of Business” means 5:00 p.m., New York City time.
(e)
“Closing Sale Price” means, as of any date, the last reported per share sales price of a share of Common Stock or any other security on such date (or, if no last reported sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices on such date) as reported by the principal U.S. national or regional securities exchange or quotation system on which the Common Stock or such other security is then listed or quoted; provided, however, that in the absence of such quotations, the Board of Directors will make a good faith determination of the Closing Sale Price.
(f)
“Common Stock” means (i) the Company’s common stock, par value $0.01 per share, and (ii) any share capital into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.
(g)
“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies of the Person in question (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).
(h)
“Ex-Date” means, when used with respect to any issuance of or distribution in respect of the Common Stock or any other securities, the first date on which the Common Stock or such other securities trade without the right to receive such issuance or distribution.
(i)
“Expiration Date” means November 22, 2032.

(j)
“Governmental Entity” means any court, tribunal, department, body, board, bureau, administrative agency, commission or other authority or instrumentality of any governmental unit, whether U.S. federal, state, local or foreign.
(k)
“LLC Agreement” means the amended and restated limited liability company agreement, dated as of November 22, 2022, of Broad Street Eagles JV LLC, a Delaware limited liability company, as thereafter amended, restated, amended and restated, modified and/or waived from time to time.
(l)
“National Securities Exchange” means the New York Stock Exchange, the NYSE American, the Nasdaq Global Market, the Nasdaq Global Select Market or any other national securities exchange on which the Common Stock is listed or to be listed.
(m)
“Open of Business” means 9:00 a.m., New York City time.
(n)
“Person” means an individual, corporation, association, partnership, limited liability company, trust, joint venture, business trust or unincorporated organization or other entity or organization, or a Governmental Entity.
(o)
“Qualified Public Offering” has the meaning given to it in the LLC Agreement.
(p)
“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).
(q)
“Reorganization Event” means any recapitalization; any reclassification or change of the outstanding shares of Common Stock; any consolidation, merger or combination involving the Company; any sale or conveyance to a third party of all or substantially all of the Company’s assets; or any statutory share exchange.
(r)
“SEC” means the U.S. Securities and Exchange Commission.
(s)
“Securities Act” means the Securities Act of 1933, as amended.
(t)
“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other Subsidiary), (i) owns, directly or indirectly, more than 50% of the stock or other equity interests, (ii) has the power to elect a majority of the board of directors or similar governing body or (iii) has the power to direct the business and policies.
(u)
“Trading Day” means (i) at any time the Common Stock is listed on a National Securities Exchange, any day on which trades may be made on such National Securities Exchange or (ii) at any time the Common Stock is not listed on a National Securities Exchange, any Business Day.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

COMPANY:

BROAD STREET REALTY, INC.

By:	/s/ Michael Z. Jacoby
Name:	Michael Z. Jacoby
Title:	Chief Executive Officer

HOLDER:

CF FLYER PE INVESTOR LLC

By:	/s/ Scott Desiderio
Name:	Scott Desiderio
Title:	Deputy Chief Financial Officer

[Signature Page to Warrant]